Capital Management	12 Months Ended
Jul. 31, 2021
Disclosure Of Capital Management [Abstract]
Capital Management

30. Capital Management

The Company's objectives when managing capital are to (1) safeguard their ability to continue as a going concern, so that they can continue to provide returns for shareholders and benefits for other stakeholders, and (2) maintain an optimal capital structure to reduce the cost of capital.

Management defines capital as the Company's shareholders' equity and interest-bearing debt. The Board of Directors does not establish quantitative return on capital criteria for management. The Company has not paid any dividends to its shareholders. The Company is not subject to any externally imposed capital requirements other than the covenants related to the Company's debt instruments as set out in Notes 18 and 19.

As at July 31, 2021, total managed capital was $732,265 (July 31, 2020 - $556,676).